LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 15, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION, DATED

FEBRUARY 28, 2011, OF

LEGG MASON WESTERN ASSET SHORT DURATION MUNICIPAL INCOME FUND

Effective as of May 1, 2011, the following text replaces the section titled “Other Accounts Managed by Portfolio Managers”:

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Portfolio Manager*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert E. Amodeo	25 registered investment companies with approximately $28.8 billion in total assets under management (none of which charges a performance fee)	No other pooled investment vehicles	12 other accounts with approximately $1.5 billion in assets under management (none of which charges a performance fee)

Joseph P. Deane	25 registered investment companies with approximately $28.8 billion in total assets under management (none of which charges a performance fee)	No other pooled investment vehicles	12 other accounts with approximately $1.5 billion in assets under management (none of which charges a performance fee)

David T. Fare	16 registered investment companies with approximately $14.6 billion in total assets under management (none of which charges a performance fee)	No other pooled investment vehicles	12 other accounts with approximately $1.5 billion in assets under management (none of which charges a performance fee)

Portfolio Manager*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh	105 registered investment companies with approximately $167.0 billion in total assets under management (none of which charges a performance fee)	219 other pooled investment vehicles with approximately $113.5 billion in assets under management (of which 7 other pooled investment vehicles with approximately $1.2 billion in total assets under management charge a performance fee)	790 other accounts with approximately $184.9 billion in assets under management (of which 83 other accounts with approximately $20.7 billion in total assets under management charge a performance fee)

*	In addition to the accounts noted above, depending upon the role of a particular portfolio manager within the team structure for a given portfolio, these portfolio managers may also be involved with the management of other portfolios advised by Western Asset and its affiliates.

Effective as of May 1, 2011, the following text replaces the section titled “Portfolio Manager Securities Ownership”:

The table below identifies ownership of portfolio securities by each portfolio manager as of October 31, 2010, unless otherwise noted.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Stephen A. Walsh	100,001 - 500,000
Robert E. Amodeo	None
Joseph P. Deane	None
David T. Fare	None

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